Exhibit 10.144

AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (“Amendment”) is made and entered into on October 17, 2012, by and among APAX QUARTZ (CAYMAN) L.P. (“Apax”) and ENDO PHARMACEUTICALS INC., ENDO HEALTH SOLUTIONS INC. (formerly known as ENDO PHARMACEUTICALS HOLDINGS INC.), and GENERICS INTERNATIONAL (US PARENT) INC. (collectively, “Endo”). Apax and Endo together are referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings set forth in the Stock Purchase Agreement.

WHEREAS, Apax and Endo are parties to a Stock Purchase Agreement, dated September 28, 2010 (the “SPA”), pursuant to which Endo acquired the issued and outstanding shares of Company Stock from Apax;

WHEREAS, under the terms of the SPA, Apax paid, by wire transfer of immediately available funds, to a separate account specified by the Escrow Agent in the amount of one hundred million dollars ($100,000,000) (the “Indemnity Escrow Fund”);

WHEREAS, on March 30, 2012, Endo sent a notice to Apax that it was seeking indemnification pursuant to its rights under the SPA (the “March Indemnification Notice”);

WHEREAS, on July 6, 2012, Apax initiated the arbitration captioned Apax Quartz (Cayman) L.P. v. Endo Pharmaceuticals, Inc. and Endo Pharmaceuticals Holdings, Inc., 13 122 Y 01616 12, before the American Arbitration Association (the “Arbitration”), seeking an assessment of the Fair Value of PL Claims in order to obtain release of certain portions of the Indemnity Escrow Fund;

WHEREAS, on July 30, 2012, Apax initiated the lawsuit captioned Apax Quartz (Cayman) L.P. v. Endo Pharmaceuticals Inc., Index No. 652635/12, in the Supreme Court for the State of New York, County of New York, challenging the claims made in the March Indemnification Notice (the “New York Litigation”); and

Exhibit 10.144

WHEREAS, on even date herewith, the Parties have entered into a Settlement Agreement and Release (the “Settlement Agreement”) concerning, among other things, the March Indemnification Notice, the Arbitration, and the New York Litigation;

NOW, THEREFORE, in consideration of the acts, promises, releases and other consideration described herein, the receipt and sufficiency of which are acknowledged by each Party hereto, the Parties agree as follows:

1.Payment from Escrow Account to Apax. Within five (5) business days of the full execution of this Amendment, Endo shall execute and deliver to the Escrow Agent a Certificate of Instructions substantially in the form annexed hereto as Appendix A, directing the Escrow Agent to release $52,000,000 from the Indemnity Escrow Fund to Apax.

2.    Payment from Escrow Account to Endo. Within five (5) business days of the full execution of this Amendment, Apax shall execute and deliver to the Escrow Agent a Certificate of Instructions substantially in the form annexed hereto as Appendix B, directing the Escrow Agent to release $2,512,182.60 from the Indemnity Escrow Fund to Endo. Endo shall seek no further indemnification from Apax for any additional legal fees or expenses for the time period prior to July 31, 2012, except as otherwise provided in Paragraph 1 of the Settlement Agreement.

3.    Amendment to SPA Section 2.7(b). The sentence found in Section 2.7(b) of the SPA that reads:
“The fees and expenses of the arbitration panel with respect to (A) the Initial Valuation Date and the Final Valuation Date shall be paid one-half (1/2) by Buyer and one-half (1/2) by Seller, and (B) the Optional Valuation Date, to the extent applicable, shall be paid entirely by Seller.”
Shall be amended and restated to read as follows:
“The fees and expenses of the arbitration panel with respect to the Initial Valuation Date and the Final Valuation Date shall be paid one-half (1/2) by Buyer and one-half (1/2) by Seller; and with respect to the Optional Valuation Date, to the extent applicable, the fees and

Exhibit 10.144

expenses of the chair of the arbitration panel and the administrative charges of the AAA shall be paid one-half (1/2) by Buyer and one-half (1/2) by Seller and the fees and expenses of each party appointed arbitrator shall be paid by the respective party that appointed the arbitrator.”
4.    Entire Understanding. This Amendment, along with the SPA, the Escrow Agreement and the Settlement Agreement, constitute the entire agreement between the Parties, and is entered into by the Parties without reliance upon any statement, representation, promise, inducement, or agreement not expressly contained herein or therein. Other than the claims that are released in Paragraphs 2 and 3 of the Settlement Agreement or as otherwise expressly set forth in this Amendment or in the Settlement Agreement, Apax and Endo retain any and all other rights and privileges they may have arising out of or in connection with the SPA and the Escrow Agreement.

5.    Confidentiality. The terms and conditions of this Amendment shall be kept confidential except as reasonably necessary: (a) to obtain legal or accounting advice; (b) to comply with a court order or lawfully issued subpoena; (c) for any Party to seek to enforce the terms of this Amendment; (d) to comply with any securities laws or financial reporting requirements; (e) to inform the Parties’ affiliates; and (f) to conduct future fund-raising; but in all such events, the Parties will seek to protect the confidentiality of the terms of this Amendment, including by protective order, confidentiality agreement, or any other reasonable means available.

6.    No Admission of Wrongdoing. Neither this Amendment nor any negotiations, discussions, or proceedings connected with it shall be construed as, or be deemed to be evidence of, (i) an admission of any wrongdoing or liability by either Party, or (ii) a waiver by either Party of their respective positions with respect to the construction or interpretation of the SPA.

7.    Incorporation of SPA Article XII. The Parties expressly incorporate the following sections of Article XII of the SPA into this Amendment: Section 12.1 (Notices); Section 12.3 (Amendment); Section 12.5 (No Third Party Beneficiaries); Section 12.6 (Assignment); Section 12.7 (Severability); Section 12.8 (Counterparts and Signature); Section 12.9

Exhibit 10.144

(Interpretation); Section 12.10 (Governing Law); Section 12.11 (Remedies); and Section 12.12 (Submission to Jurisdiction; Waiver of Jury Trial).

8.    Waiver. No breach of any provision of this Amendment can be waived unless such waiver is in writing and signed by the party waiving same. The waiver of a breach of any provision of this Amendment shall not be deemed to be a waiver of any other provision hereof.

9.    Binding on Successors. This Amendment shall be binding on, and inure to the benefit of, the respective legal representatives, heirs, successors and permitted assigns of each party hereto.

10.    Costs and Expenses. Each Party shall bear its own costs and expenses associated with this Amendment and the New York Litigation. The Parties agree to split equally all American Arbitration Association administrative costs and arbitrator fees related to the Arbitration.

[Remainder of this page intentionally left blank. Signature page follows.]

Exhibit 10.144

IN WITNESS WHEREOF, the individuals signing this Amendment represent that this Amendment has been finally executed as of the Effective Date and that they have full authority to execute this Amendment on behalf of the entities for whom they have executed this Amendment.

APAX QUARTZ (CAYMAN) L.P.		ENDO PHARMACEUTICALS INC.
By:	/s/ A W GUILLE	By:	/s/ JULIE H. MCHUGH
Its:	Director of General Partner	Name:	Julie H. McHugh
		Its:	Chief Operating Officer

ENDO HEALTH SOLUTIONS INC.
		By:	/s/ DAVID P. HOLVECK
		Name:	David P. Holveck
		Its:	President and Chief Executive Officer

GENERICS INTERNATIONAL (US PARENT) INC.
		By:	/s/ JULIE H. MCHUGH
		Name:	Julie H. McHugh
		Its:	Chief Operating Officer

Exhibit 10.144

Appendix A

October ___, 2012

JPMorgan Chase Bank, National Association
[ADDRESS]
[ADDRESS]
[CITY, STATE ZIP CODE]
Attn: [INSERT]

Re:    Escrow Account No. [_______] among Endo Pharmaceuticals Inc. and                 Apax Quartz (Cayman) L.P., and JPMorgan Chase Bank, National                     Association, as Escrow Agent (the “Escrow Agent”)

Upon receipt of executed signature pages for both parties identified below, please distribute $52,000,000.00 by wire transfer to Apax Quartz (Cayman) L.P. or as Apax Quartz (Cayman) L.P. shall otherwise direct.

Very truly yours,

ENDO PHARMACEUTICALS INC.
By:
Name:
Its:

APAX QUARTZ (CAYMAN) L.P.
By:
Name:
Its:

Exhibit 10.144

Appendix B

October ___, 2012

JPMorgan Chase Bank, National Association
[ADDRESS]
[ADDRESS]
[CITY, STATE ZIP CODE]
Attn: [INSERT]

Re:    Escrow Account No. [_______] among Endo Pharmaceuticals Inc. and                 Apax Quartz (Cayman) L.P., and JPMorgan Chase Bank, National                     Association, as Escrow Agent (the “Escrow Agent”)

Upon receipt of executed signature pages for both parties identified below, please distribute $2,512,182.60 by wire transfer to Endo Pharmaceuticals Inc. or as Endo Pharmaceuticals Inc. shall otherwise direct.

Very truly yours,

ENDO PHARMACEUTICALS INC.
By:
Name:
Its:

APAX QUARTZ (CAYMAN) L.P.
By:
Name:
Its: